UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 9, 2026

Date of Report (Date of earliest event reported)

STARRY SEA ACQUISITION CORP

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-42768	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

418 Broadway #7531 Albany, NY	12207
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 750-8895

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, consisting of one Ordinary Share, $0.0001 par value, and one Right to acquire one-sixth of one Ordinary Share	SSEAU	The Nasdaq Stock Market LLC
Ordinary Shares, par value $0.0001 per share	SSEA	The Nasdaq Stock Market LLC
Rights, each whole right to acquire one-sixth of one Ordinary Share	SSEAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

The information set forth in Item 8.01 below is incorporated by reference into this Item 7.01.

The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

As previously reported, on October 9, 2026, Starry Sea Acquisition Corp (the “Company”) announced that the Extraordinary General Meeting in lieu of an annual general meeting of the shareholders, originally scheduled for 10:00 a.m. Eastern Time on October 9, 2026, had been postponed to 9:00 a.m. Eastern Time, on October 19, 2026 to allow the Company additional time to engage with shareholders.

The Company also reports that, based on the redemption tabulation as of October 7, 2026 (the original redemption deadline), 4,281,993 public shares had been submitted for redemption, leaving 1,468,007 public shares outstanding. The Company is seeking to obtain reversals of redemption requests with respect to approximately 350,174 public shares, which, if achieved, would result in at least 1,818,181 public shares remaining outstanding. At that level, the Company estimates that the monthly extension contribution would be approximately $59,999.97, calculated at $0.033 per remaining public share. Accordingly, the Company believes that the $60,000 cap on the monthly extension contribution would not reduce the effective per-share contribution, assuming at least 1,818,181 public shares remain outstanding.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 9, 2026

STARRY SEA ACQUISITION CORP

By:	/s/ Yan Liang
Name:	Yan Liang
Title:	Chief Executive Officer

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